Exhibit 99.2

Supplemental Guarantor Information

A wholly owned subsidiary of the Company, Toll Brothers Finance Corp.(the "Subsidiary Issuer"), intends to issue senior debt. The obligations of the Subsidiary Issuer to pay principal, premiums, if any, and interest will be guaranteed jointly and severally on a senior basis by the Company and substantially all of the Company's wholly-owned homebuilding subsidiaries (the "Guarantor Subsidiaries"). The guarantees will be full and unconditional. The Company's non-homebuilding subsidiaries (the " Non-Guarantor Subsidiaries") will not guarantee the debt. Separate financial statements and other disclosures concerning the Guarantor Subsidiaries are not presented because management has determined that such disclosures would not be material to investors. Supplemental consolidating financial information of the Company, the Issuer Subsidiary, the Guarantor Subsidiaries, the Non-Guarantor Subsidiaries and the eliminations to arrive at Toll Brothers, Inc. on a consolidated basis are presented below. Toll Brothers Finance Corp. prior to the intended senior debt issuance has not had any operations.

                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Balance Sheet
At July 31, 2002 ($ in thousands)
ASSETS
Cash and cash equivalents                                              48,823            1,921                            50,744
Inventory                                                           2,525,660                                          2,525,660
Property, construction and
 office equipment, net                                                 28,016            8,901                            36,917
Receivables, prepaid
 expenses and other assets            1,147,771                        47,754           16,177        (1,129,415)         82,287
Mortgage loans receivable                                                 565           31,020                            31,585
Customer deposits held
 in escrow                                                             25,048                                             25,048
Investments in
  unconsolidated entities                                              17,692                                             17,692
                                    ---------------------------------------------------------------------------------------------
                                      1,147,771          -          2,693,558           58,019        (1,129,415)      2,769,933
                                    =============================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabiliities
  Loans payable                                                       249,841            4,760                           254,601
  Subordinated notes                                                  819,643                                            819,643
  Mortgage company
    warehouse loans                                                                     26,434                            26,434
  Customer deposits                                                   137,411                                            137,411
  Accounts payable                                                    130,182               59                           130,241
  Accrued expenses                                                    233,981           19,851                           253,832
  Income taxes payable                   88,581                                                                           88,581
                                    ---------------------------------------------------------------------------------------------
  Total liabilities                      88,581          -          1,571,058           51,104                  -      1,710,743
                                    ---------------------------------------------------------------------------------------------
Stockholders' equity
  Preferred Stock
  Common stock                              740                             1                3                (4)            740
  Additional paid-in-capital            101,811                         5,070            1,084            (6,154)        101,811
  Retained earnings                   1,032,416                     1,117,429            5,828        (1,123,257)      1,032,416
  Treasury stock                       (75,777)                                                                         (75,777)
                                    ---------------------------------------------------------------------------------------------
  Total stockholders' equity          1,059,190          -          1,122,500            6,915        (1,129,415)      1,059,190
                                    ---------------------------------------------------------------------------------------------
                                      1,147,771          -          2,693,558           58,019        (1,129,415)      2,769,933
                                    =============================================================================================

                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Income Statement
For the nine-months ended July 31, 2002 ($ in thousands)
Revenues:
Housing sales                                                     1,587,168                                            1,587,168
Land sales                                                           26,519                                               26,519
Other                                                                 8,268            12,820         (13,136)             7,952
Equity earnings
  from unconsolidated
  entities                                                            1,743                                                1,743
Earnings from
  subsidiaries                          237,420                                                      (237,420)                 -
                                      -------------------------------------------------------------------------------------------
                                        237,420         -         1,623,698            12,820        (250,556)         1,623,382
                                      -------------------------------------------------------------------------------------------
Costs and expenses:
Cost of sales                                                     1,167,571             1,060            (786)         1,167,845
Selling, general
  and administrative                          7                     173,540             8,786          (9,467)           172,866
Interest                                                             45,166               651            (559)            45,258
                                      -------------------------------------------------------------------------------------------
                                              7         -         1,386,277            10,497         (10,812)         1,385,969
                                      -------------------------------------------------------------------------------------------
Income before taxes                     237,413         -           237,421             2,323        (239,744)           237,413
Income taxes                             86,909                      86,913               858         (87,771)            86,909
                                      -------------------------------------------------------------------------------------------
Net income                              150,504         -           150,508             1,465        (151,973)           150,504
                                      ===========================================================================================


                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Income Statement
For the nine-months ended July 31, 2001 ($ in thousands)
Revenues"
Housing sales                                                     1,529,394                                            1,529,394
Land sales                                                           25,166                                               25,166
Other                                                                11,359            11,231         (10,872)            11,718
Equity earnings
  from unconsolidated
  entities                                                            7,575                                                7,575
Earnings from
  subsidiaries                         229,709                                                       (229,709)                 -
                                     --------------------------------------------------------------------------------------------
                                       229,709          -         1,573,494            11,231        (240,581)         1,573,853
                                     --------------------------------------------------------------------------------------------
Costs and expenses:
Cost of sales                                                     1,150,616             3,382          (3,251)         1,150,747
Selling, general
  and administrative                         3                      152,835             6,444          (6,388)           152,894
Interest                                                             40,334               706            (534)            40,506
                                     --------------------------------------------------------------------------------------------
   Total                                     3          -         1,343,785            10,532         (10,173)         1,344,147
                                     --------------------------------------------------------------------------------------------
Income before taxes                    229,706          -           229,709               699        (230,408)           229,706
Income taxes                            84,559                       84,468               258         (84,726)            84,559
                                     --------------------------------------------------------------------------------------------
Net income                             145,147          -           145,241               441        (145,682)           145,147
                                     ============================================================================================

                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Income Statement
For the three-months ended July 31, 2002 ($ in thousands)
Revenues:
Housing sales                                                       565,355                                              565,355
Land sales                                                           12,478                                               12,478
Other                                                                 7,010             4,708          (9,090)             2,628
Equity earnings
  from unconsolidated
  entities                                                              246                                                  246
Earnings from
  subsidiaries                           84,603                                                       (84,603)                 -
                                       ------------------------------------------------------------------------------------------
                                         84,603         -           585,089             4,708         (93,693)           580,707
                                       ------------------------------------------------------------------------------------------
Costs and expenses:
Cost of sales                                                       418,464               405            (265)           418,604
Selling, general
  and administrative                                                 62,119             3,151          (3,396)            61,874
Interest                                                             15,596               182            (152)            15,626
                                       ------------------------------------------------------------------------------------------
                                              -         -           496,179             3,738          (3,813)           496,104
                                       ------------------------------------------------------------------------------------------
Income before taxes                      84,603         -            88,910               970         (89,880)            84,603
Income taxes                             31,103                      31,104               358         (31,462)            31,103
                                       ------------------------------------------------------------------------------------------
Net income                               53,500         -            57,806               612         (58,418)            53,500
                                       ==========================================================================================

                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Income Statement
For the three-months ended July 31, 2001 ($ in thousands)
Revenues:
Housing sales                                                       573,479                                              573,479
Land sales                                                            2,749                                                2,749
Other                                                                 5,427             3,393          (3,294)             5,526
Equity earnings
  from unconsolidated
  entities                                                            2,314                                                2,314
Earnings from
  subsidiaries                           94,160                                                       (94,160)                 -
                                       ------------------------------------------------------------------------------------------
                                         94,160         -           583,969             3,393         (97,454)           584,068
                                       ------------------------------------------------------------------------------------------
Costs and expenses:
Cost of sales                                                       419,796               533            (500)           419,829
Selling, general
  and administrative                                                 54,539             2,459          (2,443)            54,555
Interest                                                             15,476               262            (214)            15,524
                                       ------------------------------------------------------------------------------------------
   Total                                      -         -           489,811             3,254          (3,157)           489,908
                                       ------------------------------------------------------------------------------------------
Income before taxes                      94,160         -            94,158               139         (94,297)            94,160
Income taxes                             34,716                      34,532                52         (34,584)            34,716
                                       ------------------------------------------------------------------------------------------
Net income                               59,444         -            59,626                87         (59,713)            59,444
                                       ==========================================================================================


                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Statement of Cash Flows
For the nine months Ended July 31, 2002 ($ in thousands)
Cash flow from operating activities
Net income                                 150,504                    150,508           1,465         (151,973)         150,504
Adjustments to reconcile net income to
 net cash used in operating activities:
Depreciation and amortization                                           7,431             673                             8,104
Equity earnings in unconsolidated
  joint ventures                                                       (1,743)                                           (1,743)
Deferred tax provision                       2,037                                                                        2,037
Changes in operating assets and
  liabilities:
Increase in inventory                                                (328,403)            496                          (327,907)
Origination of mortgage loans                                                        (258,288)                         (258,288)
Sale of mortgage loans                                                                253,357                           253,357
Increase in receivables,
 prepaid expenses and other assets        (137,038)                   (28,872)         (2,457)         151,973          (16,394)
Increase in customer deposits                                          35,633                                            35,633
Increase in accounts payable and
  accrued expenses                           7,734                     16,154           5,281                            29,169
Decrease in income taxes payable            (6,687)                                                                      (6,687)
                                         ---------------------------------------------------------------------------------------
 Net cash used in operating activities      16,550         -         (149,292)            527                -         (132,215)
                                         ---------------------------------------------------------------------------------------
Cash flow from investing activities:
Purchase of property and equipment, net                                (7,099)         (3,543)                          (10,642)
Investment in unconsolidated entities                                  (5,523)                                           (5,523)
Distribution from unconsolidated
  entities                                                              2,800                                             2,800
                                         ---------------------------------------------------------------------------------------
 Net cash used in investing
   activities                                    -         -           (9,822)         (3,543)               -          (13,365)
                                         ---------------------------------------------------------------------------------------
Cash flow from financing activities
Proceeds from loans payable                                           100,929         231,692                           332,621
Principal payments of loans payable                                  (222,174)       (230,161)                         (452,335)
Net proceeds from issuance of public
   debt                                                               149,748                                           149,748
Proceeds from stock-based benefit plans     12,532                                                                       12,532
Purchase of treasury stock                 (29,082)                                                                     (29,082)
                                         ---------------------------------------------------------------------------------------
 Net cash provided by financing
   activities                              (16,550)        -           28,503           1,531                -           13,484
                                         ---------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents        -         -         (130,611)         (1,485)               -         (132,096)
Cash and cash equivalents, beginning
  of year                                                             179,434           3,406                           182,840
                                         ---------------------------------------------------------------------------------------
Cash and cash equivalents, end of year           -         -           48,823           1,921                -           50,744
                                         =======================================================================================

                                         Toll                                          Non-
                                       Brothers,   Subsidiary      Guarantor        Guarantor
                                         Inc.        Issuer       Subsidiaries     Subsidiaries     Elimination     Consolidated
                                      -------------------------------------------------------------------------------------------
Consolidating Statement of Cash Flows
For the Nine Months Ended July 31, 2001 ($ in thousands)
Cash flow from operating activities
Net income                                 145,147                    145,241             441         (145,682)         145,147
Adjustments to reconcile net income to
 net cash used in operating activities:
Depreciation and amortization                                           6,933             300                             7,233
Equity earnings in unconsolidated joint
  ventures                                                             (7,575)                                           (7,575)
Deferred tax provision                      5,732                                                                         5,732
Changes in operating assets and
  liabilities,  net of assets and
  liabilities acquired
Increase in inventory                                                (395,451)            526                          (394,925)
Origination of mortgage loans                                                        (121,358)                         (121,358)
Sale of mortgage loans                                                                110,348                           110,348
Decrease in receivables,
 prepaid expenses and other assets       (131,569)                     (8,370)         (5,184)         145,682              559
Increase in customer deposits                                          10,316                                            10,316
Increase in accounts payable and
  accrued expenses                          5,204                      13,781           5,099                            24,084
Decrease in income taxes payable             (923)                                                                         (923)
                                         ---------------------------------------------------------------------------------------
 Net cash used in operating activities     23,591        -           (235,125)         (9,828)               -         (221,362)
                                         ---------------------------------------------------------------------------------------
Cash flow from investing activities:
Purchase of property and equipment, net                                (8,441)         (3,821)                          (12,262)
Distribution from unconsolidated
  entities                                                             14,017                                            14,017
                                         ---------------------------------------------------------------------------------------
 Net cash provided by investing
   activities                                   -        -              5,576          (3,821)               -            1,755
                                         ---------------------------------------------------------------------------------------
Cash flow from financing activities
Proceeds from loans payable                                            95,000          13,869                           108,869
Principal payments of loans payable                                   (96,990)         (1,988)                          (98,978)
Net proceeds from issuance of public
  debt                                                                196,975                                           196,975
Proceeds from stock-based benefit plans    12,909                                                                        12,909
Purchase of treasury stock                (36,500)                                                                      (36,500)
                                         ---------------------------------------------------------------------------------------
 Net cash provided by financing
   activities                             (23,591)       -            194,985          11,881                -          183,275
                                         ---------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents       -        -            (34,564)         (1,768)               -          (36,332)
Cash and cash equivalents, beginning
  of year                                                             157,086           4,774                           161,860
                                         ---------------------------------------------------------------------------------------
Cash and cash equivalents, end of year          -        -            122,522           3,006                -         125,528
                                         =======================================================================================